                                                            [LOGO OF VOLKSWAGEN
                                                                   CREDIT]

                      SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.             [LOGO OF AUDI
                             Washington, D.C. 20549          FINANCIAL SERVICES]


                                    FORM 8-K              3800 Hamlin Road
                                                          Auburn Hills, MI 48326
                                                          Tel. (248) 340-6886
                                 CURRENT REPORT           Fax  (248) 340-5387


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                       Date of Report: February 20, 2001


                        Volkswagen Dealer Finance, LLC.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS


     Delaware                         33-34266               38-2748796
     --------                         --------               ----------
 (State of Incorporation)     (Commission File Number)   (IRS Employer Id. No.)


                3800 Hamlin Road, Auburn Hills, Michigan 48326
                ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (248) 340-6550

                                      N/A
       -------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

          The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended February 20, 2001, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     Designation               Description                  Method of Filing
     -----------               -----------                  ----------------

     Exhibit 20         Report for the month ended     Filed with this report.
                        January 31, 2001 provided to
                        Bank One, as trustee under
                        the Volkswagen Credit Auto
                        Master Owner Trust, Series
                        2000-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Volkswagen Credit Auto Master Owner Trust


                                       By: Volkswagen Dealer Finance, LLC


                                       By: /s/ Allen Strang
                                          ---------------------------------
                                               Allen Strang

                                               Secretary